Exhibit 23.5


                                  ENGINEER'S CONSENT

               We consent reference to our appraisal for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.


                                  /s/  JOHN P. HUNTER & ASSOCIATES LTD.


November 6, 1998